Q2 2011 Earnings Press Release Supplement July 20, 2011 Exhibit 99.2

$727
$741 $737
$962
$819
$883
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
$578 $582
$670
$469
$463
$537
$2.40
$2.96
$3.00
$2.75
$3.42
$2.37
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
Strong operating income drove earnings
Operating and Net Income, as Adjusted ($ in millions) Diluted Earnings Per Share, as Adjusted
Reconciliation between GAAP and as Adjusted is provided in the appendix
Operating Income Net Income
Second quarter EPS results were affected by volatility in non-operating.  Q3 2011 will include full effect of Bank of America buy-back.

37.4%
38.7%
38.2%
36.8%
38.9%
38.8%
38.4%
40.7%
39.1%
39.7%
2007
2008
2009
2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

BLACKROCK

Operating margin remained strong
Operating Margin, as Adjusted
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release as well as the 2010 Form 10-K and first quarter 2011 10-Q.
YTD 2011 = 39.4%
2011 year-to-date margin is higher than the full year and second quarter 2010 margins.
Full Year 2010 = 39.3%
BLK/BGI
Pro Forma

Equity markets improved from 2010
800
900
1,000
1,100
1,200
1,300
1,400
S&P 500 Q1 2011 Spot to Spot Q2 2011 Spot to Spot
Q1-11 Average: 1,303 Q2-11 Average: 1,318
Q2 2010 Spot to Spot
The S&P averaged approximately 1,300 in both the first and second quarter of 2011.
Q2-10 Average: 1,135
4/30/10 5/31/10 6/30/10  12/31/10 2/28/11 3/31/11 4/30/11 5/31/11 6/30/11 3/31/10 1/31/11

Year-over-year Q2 2011 vs. Q2 2010 4

27% year-over-year growth in EPS driven by operating EPS
Q2-11 Compared to Q2-10, as Adjusted
$2.46
$3.09
$0.63
($0.10)
$0.40
$0.90
$1.40
$1.90
$2.40
$2.90
$3.40
Q2-10 EPS Operating EPS Q2-11 EPS
Increasing EPS Non-Operating EPS Operating EPS
Total EPS:
$3.00
Total EPS:
$2.37
Non-Operating :
($0.09)
Operating
EPS:
Operating
EPS:
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release
Non-Operating :
($0.09)

$741
$315
($173)
$883
Q2-10 Revenue Expenses Q2-11
$700
$900

19% year-over-year growth in operating income
$142 million
Q2-11 Compared to Q2-10, as Adjusted
$0
$1,100
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release as well as the 2010 Form 10-K and first quarter 2011 10-Q.

Revenue ($ in millions)
$2,032
$308
$5
$2
$2,347
Q2-10
Base Fees
Other Revenue
BRS & Advisory
Q2-11

BLACKROCK

$0
$1,800
$2,000
$2,200
$2,400

16% year-over-year revenue growth
Q2-11 Compared to Q2-10
Increasing Revenue
$315 million
Total Revenue
Q2-10
$2.03 billion
Q2-11
$2.35 billion
88%
2%
4%
6%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue
90%
2%
5%
3%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue

17% year-over-year base fee growth included higher fees in all long-term asset classes
Decreasing Base Fees Increasing Base Fees
Q2-11 Compared to Q2-10
Q2-11
$2.10 billion
$308 million
Base fees
Q2-10
$1.79 billion
$0
$1,792
$2,100
$97
$76
$55
$30
$28
$19
$18
$15
($30)
$1,700
$1,900
$2,100
Q2-10 iShares/
ETP Equity
Active
Equity
Multi-Asset Institutional
Index Equity
Alternatives Active
Fixed
Income
Institutional
Index Fixed
Income
iShares/
ETP Fixed
Income
Cash Q2-11
14%
3%
2%
26%
22%
7%
10%
9%
7%
Active Fixed Income
iShares/ ETP Fixed Income
Institutional Index Fixed Income
Active Equity
iShares/ ETP Equity
Institutional Index Equity
Multi-Asset
Alternatives
Cash
13%
4%
3%
25%
23%
11%
9%
5%
Active Fixed Income
iShares/ ETP Fixed Income
Institutional Index Fixed Income
Active Equity
iShares/ ETP Equity
Institutional Index Equity
Multi-Asset
Alternatives
Cash
7%

Operating Expenses, as Adjusted
($ in millions)
$1,291
$114
$33
$31
$3
($2)
($6)
$1,464
Q2-10
Compensation & Benefits
G&A
Direct Fund Exp
Distribution & Servicing
Amort.- Intangible Assets
Amort.- Deferred Commissions
Q2-11

$0
$1,200
$1,300
$1,400
$1,500

13% year-over-year expense growth driven by continued business expansion
Increasing Expenses Decreasing Expenses
55%
10%
24%
3%
7%
1%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
$1.46 billion
Q2-11 Expense, as Adjusted, by Category
Q2-11 Compared to Q2-10, as Adjusted
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release

Sequential Quarters Q2 2011 vs. Q1 2011 10

Sequential growth in operating income offset partially by lower mark-to-market gains on investments
($0.10)
$0.40
$0.90
$1.40
$1.90
$2.40
$2.90
$3.40
$3.90
Q1-11 EPS Operating EPS Non-Operating EPS Tax Adjustment Q2-11 EPS
$0.04
Increasing EPS
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release
Decreasing EPS
Q2-11 Compared to Q1-11, as Adjusted
Non-Operating EPS Operating EPS
Total EPS:
$2.96
Total EPS:
$3.00
Operating
EPS:
Non-Operating:
$0.05
Non-Operating:
($0.09)
Operating
EPS:
Tax Adjustment:
$0.12
Tax Adjustment
$2.79 $3.09
$0.30
($0.14) ($0.12)

8% sequential growth in operating income as a result of revenue growth
Q2-11 Compared to Q1-11, as Adjusted
$64 million
$0
$819
$883
($1)
$65
$700
$900
Q1-11 Revenue Expenses Q2-11
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release as well as the 2010 Form 10-K and first quarter 2011 10-Q.

Revenue ($ in millions)
$2,282
$116
($6)
($12)
($33)
$2,347
Q1-11
Base Fees
Other Revenue
BRS & Advisory
Performance Fees
Q2-11

BLACKROCK

3% sequential revenue growth driven by base fees
$65 million
Decreasing Revenue
$0
Q2-11 Compared to Q1-11
Increasing Revenue
Total Revenue
Q1-11
$2.28 billion
Q2-11
$2.35 billion
86%
4%
4%
6%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue
90%
2%
3%
5%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue
$1,800
$2,000
$2,200
$2,400
$2,600

Base Fees ($ in millions)
$1,984
$37
$37
$25
$12
$10
$7
$6
$2
($20)
Q1-11
iShares/ ETP Equity
Institutional Index Equity
Active Equity
Multi-Asset
Alternatives
Active Fixed Income
iShares/ETP Fixed Income
Institutional Index Fixed Income
Cash
Q2-11

$0
$1,800
$2,000
$2,200

6% sequential base fee growth reflected higher fees in all long-term asset classes as a result of strong securities lending fees and AUM growth
$116 million
Decreasing Base Fees
Increasing Base Fees
13%
4%
3%
25%
23%
7%
11%
9%
5%
Active Fixed Income
iShares/ ETP Fixed Income
Institutional Index Fixed Income
Active Equity
iShares/ ETP Equity
Institutional Index Equity
Multi-Asset
Alternatives
Cash
Q2-11 Base Fees
Q2-11 Compared to Q1-11
$2.10 billion
$2,100

Operating Expenses, as Adjusted
($ in millions)

BLACKROCK

Sequential total expenses remained flat
Increasing Expenses Decreasing Expenses
$0
$1.46 billion
Q2-11 Expense, as Adjusted, by Category
Q2-11 Compared to Q1-11, as Adjusted
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release
55%
10%
24%
3%
7%
1%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
$1,300
$1,400
$1,500
$1,600
Q2-11 Q1-11 Direct Fund
Exp
G&A
Amort.–
Deferred
Commissions
Amort. –
Intangible
Assets
Compensation
& Benefits
Distribution &
Servicing
$1,463
$10
$5
($1)
($2)
($2)
($9)
$1,464

Non-operating and payout ratio 16

Non-Operating Income, as Adjusted
($ in millions)

BLACKROCK

For further information and reconciliation between GAAP and as Adjusted, see note (b) in the current earnings release as well as the 2010 Form 10-K and first quarter 2011 10-Q.
Continued net investment gains offset by higher interest expense
$18
($13)
$2
$1
$2
($37)
($40)
($30)
($20)
($10)
$0
$10
$20
Private Equity Real Estate Distressed Credit/
Mortgage
Hedge Funds/
Funds of Hedge
Funds
Other Investments Net Interest
Expense
Q2-11 $27 million Non-Operating Expense by Category, as Adjusted
Investment Losses/ Net Interest Expense
Investment Gain
$10 million Net Investment Gains

Increase in payout ratio as a result of the $2.5 billion buyback
$4.00
$3.12 $3.12
$2.68
$1.68
$1.20
$1.00
$0.80
$5.50
33%
83%
64%
50%
56%
53%
48%
44%
44%
2011 2010 2009 2008 2007 2006 2005 2004 2003
Dividend (A) Payout Ratio (B)
Notes:
(A) 2003 and 2011 dividends have been annualized
(B) Payout ratio = (dividends + share repurchases) / GAAP net income. 2011 ratio includes Q1 & Q2 2011 data only.
(C) Payout ratio = (YTD 2Q 2011 dividends x 2) + share repurchases) / (YTD 2Q 2011 GAAP net income x 2).
N/A 2/26/04 2/15/05 2/17/06 2/27/07 2/15/08 N/A 2/25/10 3/7/11
Dividend Change
Declared:
151% with $2.5 bn buyback
(C)
Excludes $2.5 bn share buyback

Appendix 19

$883
$962
$737
$741
$727
$819
$654
$697
$707
$940
$798
$866
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
GAAP As Adjusted
Quarterly operating income – GAAP and As Adjusted
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include BGI integration costs, PNC LTIP funding obligation, Merrill Lynch compensation contribution, and compensation related to appreciation (depreciation) on certain deferred compensation plans
$17
$21
$22
$30
$73
$44
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release as well as previously filed Form 10-Qs

$578
$582
$670
$469
$463
$537
$432
$551
$657
$568
$619
$423
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
Quarterly net income – GAAP and As Adjusted
($41)
$14
$13
$46
$31
($14)
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
GAAP As Adjusted
For further information and reconciliation between GAAP and as Adjusted, see notes (c) and (d) in the current earnings release as well as previously filed Form 10-Qs
Non-GAAP adjustments include BGI integration costs, PNC LTIP funding obligation, Merrill Lynch compensation contribution, and income tax law changes

$78
$18
$15
($27)
$2
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
$39
($28)
($6)
$20
$14
GAAP As Adjusted
Quarterly non-operating income – GAAP and As Adjusted
Non-Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include net income (loss) attributable to non-controlling interests, and compensation expense related to (appreciation) depreciation on certain deferred compensation plans
$47
($8)
($39)
$2
($1)
$0
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
($75)
As Adjusted:
($27)
For further information and reconciliation between GAAP and as Adjusted, see note (b) in the current earnings release as well as previously filed Form 10-Qs

Forward-looking statements
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.  Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,”
“current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,”
“achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

Forward-looking statements
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”)
reports and those identified elsewhere in this presentation the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property and information security protection; (10) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock, Barclays Bank PLC or The PNC Financial
Services Group, Inc.; (11) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock;
(12) the ability to attract and retain highly talented professionals; (13) fluctuations in the carrying value of
BlackRock’s economic investments; (14) the impact of changes to tax legislation and, generally, the tax position of the Company; (15) BlackRock’s success in maintaining the distribution of its products; (16) the impact of
BlackRock electing to provide support to its products from time to time; (17) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions; and (18) the ability of BlackRock to complete the integration of the operations of Barclays Global Investors.